EXHIBIT 10.3
                          CITIZENS BANK & TRUST COMPANY
                   NORTH CAROLINA NOTE MODIFICATION AGREEMENT
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May 21, 1999                           Account#   41730       Future Obligation
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Date of this Agreement

$1,136,695.60                          Obligator# 41730       Current Obligation # 17616
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Outstanding Principal Balance as of the Date of this Agreement
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The Parties to this Note Modification Agreement (this "Agreement") are:

o First Citizens Bank & Trust Company ("Lender"), the current owner and holder of the Note and secured party under the terms of each instrument which secures repayment of the Note.

o The following parties (collectively, the "Borrower," whether one or more), each of whom is obligated under the terms of the Note as an original maker or as one who has assumed the obligations of an original maker: NDC AUTOMATION, INC.

o The following parties (collectively, the "Guarantor" whether one of more), if any, each of whom is obligated as a surety, guarantor or endorser of the
     Note:

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                                  ORIGINAL NOTE

This Agreement modifies, amends and supplements that note (the "Note") identified as follows:

o    Original amount of Note          $1,387,000.00

o    Original date of Note                February 17, 1993

o Original payee: The original payee of the Note was First Citizens Bank & Trust Company, unless the following blank is completed, in which case the original payee was:

o Original maker(s): The original makers(s) of the Note was/were the Borrower(s) identified in this Agreement unless the following blank is completed, in which case the original maker(s) was/were the following.
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Borrower has requested that the Note and other Loan Documents be modified.
Lender has agreed to the modifications, subject to the terms and provisions of this Agreement. For and in consideration of the premises, the parties to this Agreement agree that the terms of the Note identified above and all other Loan Documents executed in connection therewith are modified, amended and supplemented as of the date of the Agreement (unless otherwise specified) to effect the following changes to the loan transaction: (Complete applicable sections. Sections not completed are deleted.)

1. REPAYMENT OF THE INDEBTEDNESS EVIDENCED BY THE NOTE. The outstanding principal balance on the Note shall be payable, with interest (and with credit insurance premiums, if applicable) as follows:

    INTEREST RATE: Interest shall accrue on the outstanding principal balance (Complete Section A or B or C)
    (A)  At the rate of   9.50   percent per annum
    (B)  At the rate of             percent per annum above (  or below, if
         checked) the Prime Rate established from the time to time by First Citizens Bank & Trust Company (the "Index Rate"), not to exceed a maximum total rate of ________percent per annum nor fall below a minimum total rate of



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         _______percent per annum. Unless otherwise checked below, increases or decreases in the total rate due to changes in the Index Rate shall become effective on the calendar day each such change in the Index Rate occurs.

               Increases or decreases in the total rate due to changes in the Index Rate shall be effective on the first day of the calendar month following the month in which such change in the Index Rate occurs. If multiple changes in the Index Rate during a calendar month, the Index Rate on the last day of the calendar month shall be applicable.

    (C) See Note Modification Agreement Addendum for interest rate provisions, the terms and provisions of which are incorporated herein by reference.

    PAYMENT TERMS: (Complete Section A or B or C.)

    (A) Amortizing Payments. The outstanding principal balance and accrued interest (and credit insurance premiums, if applicable shall be payable in 12 equal consecutive monthly (monthly, quarterly, semi-annually, etc.) payments of $13,911.64 each commencing on June 16, 1999 (the "Regular Payment Commencement Date") and on the same day of each such calendar period thereafter and one final payment of the balance due on June 16, 2000 (hereinafter referred to as "Maturity"), unless sooner paid. The payment amount specified includes principal and interest (and credit insurance premiums, if applicable).

               Prior to the Regular Payment Commencement Date, interest on the outstanding principal balance (and credit insurance premiums, if applicable) shall be payable____________(monthly, quarterly, semi-annually, etc.) beginning and consecutively on the same day of each such calendar period thereafter until the Regular Payment Commencement Date.

    (B) PRINCIPAL PAYMENT TERMS.The outstanding principal balance shall be:
(Complete section 1 or 2 or 3)

          1. Payable in one single payment on _______________________(hereafter referred to as "Maturity).

          2. Payable in ______________equal consecutive _______________(monthly, quarterly, semi-annually, etc.) payments of $__________each commencing on __________________and on the same day of each such calendar period thereafter and one final payment of the balance due on _____________________(hereafter referred to as "Maturity"), unless sooner paid.

          3. Payable on demand. (Note: This option is available only for letter of credit).

             INTEREST AND INSURANCE PREMIUM PAYMENT TERMS: In addition to the principal payment(s) identified above, interest on the outstanding principal balance (and credit insurance premiums, if applicable) shall be (Complete Section 1 or 2).

          1. Payable in full on demand (if the Note contains a call provision or is payable on demand) or at Maturity, whichever first occurs.

          2. Payable ________________ (monthly, quarterly, semi-annually. etc.) beginning _________________and consecutively on the same day of each such calendar period thereafter, with any accrued but unpaid interest (and credit insurance premiums, if applicable) due and payable in full on demand (if the Note contains a call provision or is payable on demand) or at Maturity, whichever first occurs.



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   (C) OTHER. See Note Modification Agreement Addendum for payment terms the terms and provisions of which are incorporated herein by reference.

2. CALL PROVISION. At any time after __________________Lender has the right and option to "call" the Note due and payable and to demand payment in full of the entire unpaid principal balance due under the Note, together with all interest and other charges then accrued hereunder.

3. MODIFICATION FEE. A loan modification fee of $2,840.00 is due and payable to Lender upon the signing of this Agreement.

4. COLLATERAL. All collateral securing the Note shall remain as collateral for the Note as modified by this Agreement unless expressly released by Lender. The following ADDITIONAL collateral and/or instruments is/are being given to secure repayment of the Note.

5.  OTHER MODIFICATIONS:

ALL OF THE "ADDITIONAL PROVISIONS" APPEARING ON THE REVERSE SIDE OF THIS AGREEMENT ARE INCORPORATED HEREIN BY REFERENCE AND ARE A MATERIAL PART OF THIS AGREEMENT.

IN WITNESS WHEREOF, (i) each individual signing this Agreement has hereunto set his or her hand and adopted as his or her seal the word "SEAL" set forth beside his or her name, intending this to be a sealed instrument, (ii) Lender has caused this Agreement to be executed in its name by a person or persons duly authorized, and (iii) each other entity has caused this Agreement to be executed in its name by a person or persons duly authorized and, if a corporation, its corporate seal to be affixed hereto, otherwise having adopted the word "SEAL" set forth beside its name as its seal, intending this to be a sealed instrument, all by authority duly given and alias of the date of this Agreement.

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                                 BUSINESS ENTITY

NDC AUTOMATION, INC.___________________________(SEAL)

BY:  /s/ Ralph Dollander                       (SEAL)
     ------------------------------------------
     NAME:  Ralph Dollander
     TITLE: President                          (SEAL)

BY/Attest:  /s/ Claude Imbleau                 (SEAL)
            -----------------------------------
            NAME: Claude Imbleau
            TITLE: VP Finace & Administration  (SEAL)
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See Signature Addendum for additional signatures of Borrower(s) and Guarantor(s)

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                                   INDIVIDUALS

_____________________________________________(SEAL)

_____________________________________________(SEAL)

_____________________________________________(SEAL)

_____________________________________________(SEAL)

_____________________________________________(SEAL)
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                             INSURANCE DISCLOSURE

Credit insurance is not required to obtain credit and will not be provided unless I sign and agree to pay the additional cost. I want the following insurance.

Type                                               Premium

___ Credit Life                                          $___________________

___ Joint Credit Life                                    $___________________

___ Credit Disability/Accident                     TOTAL $___________________
    & Health ("A&H") (Available only on Borrower A)

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Borrower A                                  Age/DOB

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Borrower B (Joint Life Only)                Age/DOB

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Note: Credit insurance is available only for an individual borrower and co-borrowers - it is NOT available for guarantors or endorsers. Credit insurance is not available for directors or officers of corporations, partners or limited partners of partnerships, or managers or members of limited liability companies unless such persons sign individually as makers or co-makers on the Note. A&H Insurance is not available for commercial purpose loans.
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                               NO CREDIT INSURANCE

I do not desire any credit insurance. I request the cancellation of any credit insurance presently in force for my loan and the refund of any unearned premium.

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Borrower A

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Borrower B

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                               PROPERTY INSURANCE

If I am required to have property insurance for this loan, I may furnish it through existing policies I own or I may obtain it through any insurer authorized to transact insurance business in this state. If I get the insurance through Lender. I will pay $_______________ for a policy period of _____________ months.
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AGREED:  FIRST CITIZENS BANK & TRUST COMPANY (SEAL)

BY:  /s/ J. Lynne Walker
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Sales Associate#  20001            Bldg.#   030



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                   ADDITIONAL PROVISIONS OF NOTE MODIFICATION


1. DEFINITION OF TERMS: References to "First Citizens Bank & Trust Company" include any financial institution merged with and into First Citizens Bank & Trust Company. The term "Note" as used in this Agreement referred to the original Note identified on the front of this Agreement. The Note, an instruments executed to secure repayment of the Note, all loan commitment letters and loan agreements, and all other loan documents executed in connection With the loan transaction evidenced by the Note are collectively referred to in this Agreement as the Loan Documents." The terms "Note" and "Loan Documents" include any prior renewals, extensions or modifications thereof.

2. PRIME RATE: The Lender's "Prime Rate" of interest, as, that term is used in this Agreement, means that rate established from time to time by Lender and identified as such within Lender's offices.. The term "Prime Rate" shall be used as a mean's of identifying a rate of interest index and not as a representation by Lender that the Prime Rate is necessarily the lowest or most favorable rate of interest offered to borrowers by Lender generally, and no Borrower or Guarantor shall have any claim or right of action based on such premise.

3. VARIABLE RATE: Notwithstanding any other provision of the Note or this Agreement, if the interest rate increases during the remaining term of the loan, Lender may (1) increase the amount of the periodic payment to have the loan fully amortized at Maturity, (2) extend the Maturity, or (3) require the resulting increase to be paid at Maturity, or any combination of the foregoing, all in Lender's discretion as determined from time to time by Lender. (Except that if this loan is subject to the federal Truth in Lending Act and its implementing regulations, the foregoing shall not be enforced in conflict with the disclosures given pursuant thereto.).

4. LATE CHARGE: Unless the principal and interest are repayable in one single payment, there shall be a late charge of 4% of the unpaid balance or any payment past due for 15 days or more. If this is a modification of a "PayAnyDay" loan (i.e., a loan under which payments are not past due until the last day of the calendar month in which a payment is due, then a payment will be considered "late" for purposes of assessing a late charge if a payment is made after the last day of the calendar month in which it is due.

5. FUTURE MODIFICATIONS: Any subsequent modifications, Extensions or renewals of the Note or any of the other Loan Documents may, at Lender's option, be made on Lender's standard forms. Such forms may identity Lender as the original lender, payee on the Note, beneficiary of any deed of trust, and secured party in any security instrument, notwithstanding the fact that First Citizens Bank & Trust Company may not have been designated as the original payee or secured party in the original Loan Documents.

6. SECURITY INSTRUMENTS: This Agreement amends, modifies, and supplements any instrument given to secure repayment of the Note to reflect the changes to the loan transaction described herein. (in addition, each instrument given to secure repayment of the Note is hereby amended by adding the Following language thereto:

"THE TERMS OR THE NOTE EVIDENCING THE INDEBTEDNESS SECURED BY THIS INSTRUMENT MAY BE MODIFIED FROM TIME TO TIME BY AGREEMENT BETWEEN THE PARTIES OBLIGATED THEREON AND THE HOLDER OF THE NOTE, INCLUDING, BUT NOT LIMITED TO, A MODIFICATION TO INCREASE (THE INTEREST RATE, TO CHANGE THE PAYMENT AND/OR PAYMENT SCHEDULE, TO CHANGE THE MATURITY DALE, AND/OR TO EXTEND TIME FOR THE PAYMENT OF SUCH INDEBTEDNESS AND SUCH NOTE AS SO MODIFIED SHALL CONTINUE TO BE SECURED HEREBY AND WITH A PRIORITY AS OR THE DATE OF THIS INSTRUMENT (OR, IF THIS INSTRUMENT HAS BEEN RECORDED, AS OF THE DATE OF RECORDATION), REGARDLESS OF WHETHER ANY SUCH MODIFICATION IS REDUCED TO WRITING OR RECORDED."

7. NOTE MODIFICATION AGREEMENT ADDENDUM: Any Note Modification Agreement Addendum incorporated into this Agreement by reference shall be fully binding on each Borrower and Guarantor, jointly and severally, when signed or initialed by or on behalf of any one or more of the Borrowers.




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8. LOAN DOCUMENTS: All of the Loan Documents are hereby modified, amended and supplemented to the extent necessary to effect the changes to the loan transaction specified in this Agreement. The terms of the Note and at(other
Loan Documents remain unchanged and in full force and effect, except as modified by this Agreement.

9. LIABILITY OF PARTIES: The Note, as modified by this Agreement, shall be the joint and several obligation of each Borrower, regardless of whether such Borrower was an original maker of the Note. Each Guarantor (whether surety, guarantor or endorser) consents to the terms of this Agreement and agrees to be bound by the terms of this Agreement as a part of the Guarantor's continuing obligation. Sureties, guarantors and endorsers who do not sign this Agreement will nonetheless be bound by the terms of this Agreement as a part of their continuing obligation. This Agreement shall not release or diminish the liability of any surety, guarantor or endorser.

10. MISCELLANEOUS: This Agreement shall be binding upon, and inure to the benefit of, the parties to this Agreement and their successors interest. This Agreement is not a novation, rather, it constitutes a modification to the (terms of an existing contractual relationship between the parties and is not intended as a cancellation of the original debt or the creation of a new debt. The parties to this instrument confirm and ratify the terms of the Note and all other Loan Documents, as modified by this Agreement.











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